SUB-ITEM 77D

MFS Government Money Market Fund, a series of MFS Series Trust IV (the "Trust"), modified disclosure to its Principal Investment Policies regarding U.S. Government Securities, U.S. Treasury Obligations, and Obligations Issued or Guaranteed by U.S. Government Agencies and modified disclosure regarding Money Market Instruments, Municipal Series Risk to its Principal Risks Section, as described in the prospectus contained in the Trust's Post-Effective Amendment No. 41 to the Registration Statement (File Nos. 2-54607 and 811-2594), as filed with the Securities and Exchange Commission via EDGAR on December 29, 2004 under Rule 485 of the Securities Act of 1933. Such description is incorporated herein by reference.

MFS Mid-Cap Growth Fund, a series of MFS Series Trust IV (the "Trust"), modified disclosure to its Principal Risks Section regarding Short Sales, Active and Frequent Trading, as described in the prospectus contained in the Trust's Post-Effective Amendment No. 41 to the Registration Statement (File Nos. 2-54607 and 811-2594), as filed with the Securities and Exchange Commission via EDGAR on December 29, 2004 under Rule 485 of the Securities Act of 1933. Such description is incorporated herein by reference.

MFS Money Market Fund, a series of MFS Series Trust IV (the "Trust"), modified disclosure to its Principal Investment Policies and modified disclosure regarding Money Market Instrument Risk and Municipal Securities Risk to its Principal Risks Section, as described in the prospectus contained in the Trusts Post-Effective Amendment No. 41 to the Registration Statement (File Nos. 2-54607 and 811-2594), as filed with the Securities and Exchange Commission via EDGAR on December 29, 2004 under Rule 485 of the Securities Act of 1933. Such description is incorporated herein by reference.

MFS Municipal Bond Fund, a series of MFS Series Trust IV (the "Trust"), modified disclosure to its Principal Risk Section regarding Municipal Securities Risk, as described in the prospectus contained in the Trust's Post-Effective Amendment No. 41 to the Registration Statement (File Nos. 2-54607 and 811-2594), as filed with the Securities and Exchange Commission via EDGAR on December 29, 2004 under Rule 485 of the Securities Act of 1933. Such description is incorporated herein by reference.